Ordinary Shares	12 Months Ended
Dec. 31, 2024
Ordinary Shares
Ordinary Shares

18. Ordinary Shares

In May 2019, the Company completed its IPO on the Nasdaq Global Market and the underwriters subsequently exercised their over-allotment option in May 2019. In the offering, 14,950,000 ADSs representing 11,500,000 Class A Ordinary shares, were issued and sold to the public at a price of US$13.80 per ADS. The net proceeds to the Company from the IPO, after deducting commission and offering expenses, were approximately US$187.5 million (RMB1,267 million).

Upon the completion of IPO, 66,613,419 Class A ordinary shares with one vote per share and 12,000,000 Class B ordinary shares with thirty votes per share were issued upon re-designation of ordinary shares and the conversion of all redeemable convertible preferred shares. In addition, the authorized share capital of the Company was US$425 divided into 850,000,000 shares, comprising (i) 750,000,000 Class A ordinary shares of a par value of US$0.0005 each, (ii) 20,000,000 Class B ordinary shares of a par value of US$0.0005 each and (iii) 80,000,000 shares of a par value of US$0.0005 each of such class or classes (however designated) as the board of directors may determine in accordance with the amended and restated memorandum and articles of association.

As of December 31, 2024, 750,000,000 Class A ordinary shares were authorized, 77,897,969 and 65,659,510 shares issued and outstanding, respectively; 20,000,000 Class B ordinary shares were authorized, 12,000,000 Class B ordinary shares were issued and outstanding, respectively; and 80,000,000 shares as the board of directors may determine in accordance with the amended and restated memorandum and articles of association were authorized.